UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2015

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 18, 2015, Pattern Energy Group Inc. (“Pattern Energy”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on May 15, 2015, Pattern Energy consummated the purchase of 100% of the membership interests in each of Lost Creek Wind Finco, LLC (“Lost Creek Finco”), a Delaware limited liability company, and Lincoln County Wind Project Holdco, LLC (“Lincoln County Holdco”), a Delaware limited liability company. This Form 8-K/A amends the Original Form 8-K to include the historical consolidated financial statements of each of Lost Creek Finco and Lincoln County Holdco and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits.

a.	Financial statements of businesses acquired.

The audited consolidated balance sheets of Lost Creek Finco and its subsidiaries as of March 31, 2015 and 2014, and the related consolidated statements of income, comprehensive (loss) income, changes in member’s equity, and cash flows for each of the years in the three-year period ended March 31, 2015 are filed herewith as Exhibit 99.1.

The audited consolidated balance sheets of Lincoln County Holdco and its subsidiary as of March 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), changes in member’s equity, and cash flows for each of the years in the three year period ended March 31, 2015 are filed herewith as Exhibit 99.2.

The consent of KPMG LLP, the independent auditors for Lost Creek Finco and Lincoln County Holdco, is attached as Exhibit 23.1.

b.	Pro forma financial information.

The Unaudited Pro Forma Combined Financial Statements of Pattern Energy, Lost Creek Finco, and Lincoln County Holdco for the twelve months ended December 31, 2014 and as of and for the three months ended March 31, 2015 are filed herewith as Exhibit 99.3.

d.	Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP, the independent auditors for Lost Creek Finco and Lincoln County Holdco

99.1	Audited consolidated balance sheets of Lost Creek Finco and its subsidiaries as of March 31, 2015 and 2014, and the related consolidated statements of income, comprehensive (loss) income, changes in member’s equity, and cash flows for each of the years in the three-year period ended March 31, 2015

99.2	Audited consolidated balance sheets of Lincoln County Holdco and its subsidiary as of March 31, 2015 and 2014, and the related consolidated statements of operations, comprehensive income (loss), changes in member’s equity, and cash flows for each of the years in the three year period ended March 31, 2015

99.3	Unaudited Pro Forma Combined Financial Statements of Pattern Energy, Lost Creek Finco, and Lincoln County Holdco for the twelve months ended December 31, 2014 and as of and for the three months ended March 31, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2015

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
	Name:	Kim H. Liou
	Title:	Secretary